WINTHROP REALTY TRUST
FORM 10-Q MARCH 31, 2006

Exhibit 32.1

CERTIFICATION PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report on Form 10-Q of Winthrop Realty Trust ("the Company") for the three months ended March 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Michael L. Ashner, Chief Executive Officer, certify, pursuant to 18 U.S.C. section 1350, as adopted, pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ Michael L. Ashner

Name:	Michael L. Ashner
Chief Executive Officer

May 10, 2006

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